                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ JOE L. ALLBRITTON                  Chairman of          March 25, 1997
--------------------------------        the Board         --------------------
Joe L. Allbritton    (Signature)       (Capacity)               (Date)




















                                    1 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ TIMOTHY C. COUGHLIN                                          3/19/97
---------------------------------        Director         ---------------------
Timothy C. Coughlin   (Signature)       (Capacity)                (Date)




















                                    2 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ JOHN L. DAVIS                     Chief Financial              3/26/97
--------------------------               Officer          ---------------------
John L. Davis   (Signature)             (Capacity)                 (Date)



















                                    3 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ BARBARA B. ALLBRITTON                                        3/20/97
-----------------------------------      Director         ---------------------
Barbara B. Allbritton   (Signature)     (Capacity)               (Date)




















                                    4 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ ROBERT L. ALLBRITTON                                          3/18/97
----------------------------------       Director         ---------------------
Robert L. Allbritton   (Signature)      (Capacity)                 (Date)




















                                    5 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ FREDERICK L. BOLLERER                                         3/18/97
------------------------------------     Director         ---------------------
Frederick L. Bollerer    (Signature)    (Capacity)                 (Date)




















                                    6 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ CALVIN CAFRITZ                                                3/19/97
-----------------------------            Director         ---------------------
Calvin Cafritz    (Signature)           (Capacity)                 (Date)




















                                    7 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ CHARLES A. CAMALIER, III                                      3/19/97
---------------------------------------  Director         ---------------------
Charles A. Camalier, III    (Signature) (Capacity)                 (Date)




















                                    8 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ RONALD E. CUNEO                                              3/18/97
------------------------------           Director         ---------------------
Ronald E. Cuneo    (Signature)          (Capacity)                (Date)




















                                    9 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ FLOYD E. DAVIS, III                                          3/18/97
---------------------------------        Director         ---------------------
Floyd E. Davis, III   (Signature)       (Capacity)                (Date)




















                                    10 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ JACQUELINE C. DUCHANGE                                        3/19/97
-------------------------------------    Director         ---------------------
Jacqueline C. Duchange    (Signature)   (Capacity)                 (Date)




















                                    11 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ MICHELA A. ENGLISH                                        March 21, 1997
---------------------------------        Director         ---------------------
Michela A. English    (Signature)       (Capacity)               (Date)




















                                    12 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ JAMES E. FITZGERALD                                          3/20/97
----------------------------------       Director         ---------------------
James E. Fitzgerald    (Signature)      (Capacity)                (Date)




















                                    13 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ HEATHER S. FOLEY                                            3/19/97
--------------------------------         Director         ---------------------
Heather S. Foley     (Signature)        (Capacity)               (Date)




















                                    14 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ DAVID J. GLADSTONE                                           3/18/97
---------------------------------        Director         ---------------------
David J. Gladstone    (Signature)       (Capacity)               (Date)




















                                    15 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ LAWRENCE I. HEBERT                                       March 21, 1997
---------------------------------         Director        ---------------------
Lawrence I. Hebert    (Signature)        (Capacity)             (Date)




















                                    16 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ MICHAEL J. JACKSON                                          3/20/97
---------------------------------        Director         ---------------------
Michael J. Jackson    (Signature)       (Capacity)               (Date)




















                                    17 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ TIMOTHY A. LEX                                              3/19/97
-----------------------------            Director        ---------------------
Timothy A. Lex    (Signature)           (Capacity)              (Date)




















                                    18 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ LEO J. O'DONOVAN                                            3/19/97
-------------------------------          Director         ---------------------
Leo J. O'Donovan    (Signature)         (Capacity)               (Date)




















                                    19 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ STEVEN B. PFEIFFER                                       March 19, 1997
--------------------------------         Director         ---------------------
Steven B. Pfeiffer   (Signature)        (Capacity)               (Date)




















                                    20 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ JOHN A. SARGENT                                             3/19/97
------------------------------           Director         ---------------------
John A. Sargent    (Signature)          (Capacity)               (Date)




















                                    21 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ ROBERT L. SLOAN                      Vice Chairman           3/20/97
------------------------------           of the Board     ---------------------
Robert L. Sloan    (Signature)            (Capacity)             (Date)




















                                    22 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ JAMES W. SYMINGTON                                           3/18/97
---------------------------------        Director         ---------------------
James W. Symington    (Signature)       (Capacity)               (Date)




















                                    23 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ JACK VALENTI                                                 3/24/97
---------------------------              Director         ---------------------
Jack Valenti    (Signature)             (Capacity)                (Date)




















                                    24 of 25

                               POWER OF ATTORNEY


     Know all men by these presents that each person whose signature appears below constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ EDDIE N. WILLIAMS                                          3/19/97
--------------------------------         Director        ---------------------
Eddie N. Williams    (Signature)        (Capacity)              (Date)



















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